Borrowings	3 Months Ended
Mar. 31, 2026
Borrowings [abstract]
Borrowings	Borrowings
Credit Facility

On May 8, 2025, the Company entered into a credit agreement (the “Original Credit Agreement”) with National Bank of Canada (“NBC”) providing for a $50,000 secured revolving credit facility (the “Facility”) with an accordion feature that allowed for the expansion of the Facility by up to an aggregate maximum principal amount of $50,000, upon request by Docebo, subject to review and approval by NBC. The Facility, which was secured against all assets of the Company and a pledge of certain equity interests in its subsidiaries, was available for general corporate purposes, acquisitions, and investments, subject to certain limitations.

The undrawn portion of the Facility was subject to a standby fee whereby the rate varied depending on the Company’s Net Debt to EBITDA Ratio (as defined in the Original Credit Agreement). The Facility had a term of three years. The Facility included certain covenants that required the Company to maintain certain financial ratios and meet certain non-financial requirements.

At the Company's election, amounts drawn on the Facility bore interest based on the Canadian prime rate, U.S. dollar base rate, the secured overnight financing rate ("SOFR"), or Canadian Overnight Repo Rate Average ("CORRA") plus an applicable margin, with interest payable monthly for Canadian prime rate and U.S. dollar base rate loans, at the end of each interest period for CORRA loans, and at the end of each interest period (and every three months if the interest period was longer than three months) for SOFR loans.
On January 14, 2026 the Company drew C$69,430 (approximately $50,000) from the Facility as a CORRA loan.

On February 10, 2026 the Company entered into an amended and restated credit agreement with NBC as administrative agent, and the other lenders party thereto from time to time (the “Lenders”) which amends and restates the Original Credit Agreement and provides, among other things, an increase of $50,000 in the secured revolving credit facility such that the maximum amount available for the Company to borrow is $100,000 (the “Amended Facility”). The Amended Facility has a term of 3 years and bears interest at variable rates depending on certain financial ratios and metrics. The Amended Facility includes an accordion feature that allows for the expansion of the Amended Facility by up to an aggregate maximum principal amount of $50,000. The accordion feature is available upon request by Docebo and is subject to acceptance by the Lenders or commitments by new financial institutions or commercial lenders in the case where the Lenders decline to increase their commitment in connection with the accordion request. The Amended Facility, which is secured against all assets of the Company and a pledge of certain equity interests in its subsidiaries, is available for general corporate purposes, acquisitions, and investments, subject to certain limitations.

On March 10, 2026 the Company drew $30,000 from the Amended Facility as a SOFR loan

As of March 31, 2026, Docebo was in compliance with all covenants and approximately $80,000 was outstanding under the Amended Facility.

Finance costs (income), net, for the three months ended March 31, 2026 and 2025 is comprised of:

	Three months ended March 31,
	2026	2025
	$	$
Interest on acquisition related consideration	—	11
Interest on lease obligations	65	20
Commitment costs on amended facility	23	—
Interest income	(235)	(679)
Interest on borrowings	557	—
	410	(648)